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                                   Exhibit 22
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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We consent to the incorporation by reference of our report dated August 9, 1995 included in the Metro Global Media, Inc Form 10-KSB for the year ended May 31, 1996 in the Company Registration Statement on Form S-8.





                                        TRIEN, ROSENBERG, ROSENBERG, WEINBERG,
                                              CIULLO & FAZZARI, LLP



Morristown, new Jersey
Augst 28, 1996